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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2000


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                                  7-ELEVEN, INC.
              (Exact name of Registrant as specified in its charter)



          Texas                        000-16626               75-1085131
    (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

2711 North Haskell Avenue
     Dallas, Texas                                             75204-2906
 (Address of principal                                         (Zip Code)
   executive offices)


       Registrant's telephone number, including area code: (214) 828-7011

                                   NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On May 26, 2000, 7-Eleven, Inc. filed Amendment No. 1 to its Registration Statement on Form S-3, file Number 333-36496, for the public sale of up to 11,500,000 shares of its common stock, and incorporates herein the sections under the headings "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," and "Principal Shareholders" contained therein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS.

          20.1 Incorporated by reference to the sections under the headings "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," and "Principal Shareholders" contained in Amendment No. 1 to the 7-Eleven, Inc. Registration Statement on Form S-3 filed May 26, 2000, file No. 333-36496.


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                                     SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  7-Eleven, Inc.
                                  (Registrant)



                                  By: /s/ Bryan F. Smith, Jr.
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                                  Name:  Bryan F. Smith, Jr.
                                  Title: Senior Vice President, General Counsel
                                         and Secretary


                                         Date: June 1, 2000